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                                                                  EXHIBIT 23





                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into Price/Costco, Inc.'s previously filed Registration Statement File No. 33-50799.






/s/ Arthur Andersen


Seattle, Washington,
  March 30, 1994